FIRST AMENDMENT TO THE
2013 AMENDMENT AND RESTATEMENT OF THE
BIOMED REALTY TRUST, INC. AND
BIOMED REALTY, L.P.
2004 INCENTIVE AWARD PLAN

This First Amendment (this “Amendment”) to the 2013 Amendment and Restatement of the BioMed Realty Trust, Inc. and BioMed Realty, L.P. 2004 Incentive Award Plan (the “Plan”) is made as of May 23, 2013.     All capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Plan.
The Plan is amended as follows:

1.	Clause (d) of Section 12.3 of the Plan is hereby amended and restated as follows:

“(d)     Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines; provided, however, that the Administrator shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;”
 2.    This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.
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I hereby certify that the foregoing Amendment was duly adopted by the Compensation Committee of the Board of Directors of BioMed Realty Trust, Inc. on May 23, 2013.
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I hereby certify that the foregoing Amendment was duly adopted by the Compensation Committee of the Board of Directors of BioMed Realty Trust, Inc., the General Partner of BioMed Realty, L.P., on May 23, 2013.
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I hereby certify that the foregoing Amendment was duly adopted by the stockholders of BioMed Realty Trust, Inc. on May 29, 2013.

By:     /s/ Jonathan P. Klassen
Name: Jonathan P. Klassen
Title: Secretary, BioMed Realty Trust, Inc.